                                                                                                      Exhibit 10.26

                                          (Revised Director Compensation)

              RESOLVED, that effective July 1, 2003, directors of the Corporation who are not employees of, or consultants to the Corporation or
              Bruckmann, Rosser, Sherrill & Co., Inc. or their respective affiliates, shall be compensated as follows:

                      (a)      a fee of $7,500 per meeting attended in person (with all
                               meetings that occur on the same day being considered as
                               one meeting); and

                      (b)      a fee of $2,500 per meeting attended by telephone
                               conference (with all meetings that occur on the same day
                               being considered as one meeting); and

                      (c)      an annual retainer of $1,000 for service as a committee
                               chairman; and

                      (d)      a one-time grant of options to purchase common stock of
                               the Corporation in such amount and at such price as may
                               be approved by the Board.